UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2015

ALLIANCE HEALTHCARE SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Bayview Circle, Suite 400

Newport Beach, CA 92660

(Address of principal executive offices, including zip code)

(949) 242-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07:	Submission of Matters to a Vote of Security Holders.

The 2015 annual meeting of stockholders of Alliance HealthCare Services, Inc. (the “Company”) was held on June 3, 2015. Results of the voting at the annual meeting of stockholders are set forth below.

Election of Directors. The stockholders elected the following three Class II directors to hold office for a three-year term expiring at the 2018 annual meeting of stockholders or until their respective successors are duly elected and qualified. The voting results were as follows:

Class I Director	Votes For	Votes Withheld	Broker Non-Votes
Larry C. Buckelew	6,981,191	1,624,463	1,018,705
Michael P. Harmon	6,981,193	1,624,461	1,018,705
Percy C. Tomlinson	7,052,945	1,552,709	1,018,705

Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
9,581,128	26,360	16,871	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE HEALTHCARE SERVICES, INC.

June 5, 2015	By:	/s/ Richard W. Johns
	Name:	Richard W. Johns
	Title:	Executive Vice President, General Counsel
& Secretary